Exhibit 99.1

FROM:  P.A.M. TRANSPORTATION SERVICES, INC.
P.O. BOX 188
Tontitown, AR  72770
Robert W. Weaver
(479) 361-9111

                        P.A.M. TRANSPORTATION SERVICES, INC.
                      ANNOUNCES RESULTS FOR THE FIRST QUARTER
                               ENDED MARCH 31, 2004


Tontitown, Arkansas, April 27, 2004 P.A.M. Transportation Services, Inc. (NASDAQ: PTSI) today reported net income of $2,030,817 or diluted and basic earnings per share of $.18 for the quarter ended March 31, 2004 compared to net income of $2,817,568 or diluted and basic earnings per share of $.25 for the quarter ended March 31, 2003. Revenues of $77,673,436 were reported for the first quarter of 2004, a 10.7% increase compared to $70,138,910 for the first quarter of 2003.

Robert W. Weaver, President of the Company, commented, "Earnings results fell short in year over year comparison but improvement in quarter to quarter results continue. A large share of the 10.7% increase in revenue is derived from the truck side even though utilization was hampered at times by severe weather conditions.

The continuing escalation of fuel prices coupled with higher equipment costs had a significant impact on the quarterly results. Costs incurred in preparation of equipment for trade remained high but the number of trade units have decreased.

We have realized a $.02 per truckload mile increase from $1.08 in the fourth quarter 2003 to $1.10 for the first quarter 2004. While we are pleased with this progress rate increases continue to be a main focus and are a work in progress."

P.A.M. Transportation Services, Inc. will be holding a live conference call with certain financial analysts to discuss the earnings release, the results of operations, and other matters on Wednesday, April 28, 2004 at 10:00 a.m. CDT (Please note that since the call will begin promptly at 10:00 a.m., you will need to join at least ten minutes prior to that time.)

The public will be able to listen and participate in the conference telephonically by dialing (800) 838-4403. Please ask to be joined to the P.A.M. Transportation Services First Quarter 2004 Earnings Release Conference call. An audio replay of the conference call will be posted on the Company's web site after the meeting (www.pamt.com/investing/audio.html). In order to listen to the replay, you will need a PC that is internet enabled and capable of playing back MP3 audio files. The Company assumes no responsibility to update any information posted on its Web site.

P.A.M. Transportation Services, Inc., is a leading truckload dry van carrier transporting general commodities throughout the continental United States, as well as in the Canadian provinces of Ontario and Quebec. The Company also provides transportation services in Mexico through its gateways in Laredo and El Paso, Texas under agreements with Mexican carriers.

Certain information included in this document contains or may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to expected future financial and operating results or events, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, excess capacity in the trucking industry; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees; the resale value of the Company's used equipment and the price of new equipment; increases in compensation for and difficulty in attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts relating to accident, cargo, workers' compensation, health, and other claims; unanticipated increases in the number or amount of claims for which the Company is self insured; inability of the Company to continue to secure acceptable financing arrangements; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors including reductions in rates resulting from competitive bidding; the ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; a significant reduction in or termination of the Company's trucking service by a key customer; and other factors, including risk factors, referred to from time to time in filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.


P.A.M. Transportation Services, Inc.
and Subsidiaries
Key Financial and Operating Statistics
(unaudited)
                                            Quarter ended
                                               March 31,
                                         2004           2003
                                         ----           ----
Operating revenues                   $77,673,436    $70,138,910
                                     -----------    -----------
Operating expenses:
 Salaries, wages and benefits         30,397,965     29,282,223
 Operating supplies                   15,930,311     14,159,408
 Rent/purchased transportation         9,762,252      7,027,123
 Depreciation/amortization             7,468,871      6,054,864
 Operating taxes and licenses          4,011,295      3,534,710
 Insurance and claims                  3,988,557      3,488,548
 Communications and utilities            707,586        601,274
 Other                                 1,348,805      1,013,294
 Loss on disposition of equipment        259,317         23,945
                                     -----------    -----------
Total operating expenses              73,874,959     65,185,389

Operating income                       3,798,477      4,953,521

Other income/(expense):
 Interest expense                       (350,243)      (257,575)
                                     -----------    -----------
Total other income/(expense)            (350,243)      (257,575)
                                     -----------    -----------
Income before income taxes             3,448,234      4,695,946
Provision for income taxes             1,417,417      1,878,378
                                     -----------    -----------
Net income                           $ 2,030,817    $ 2,817,568
                                     ===========    ===========
Diluted earnings per share              $0.18          $0.25
                                     ===========    ===========
Average shares o/s - Diluted          11,321,279     11,338,463
                                     ===========    ===========

                                            Quarter ended
                                               March 31,
Truckload Operations                     2004           2003
--------------------                     ----           ----
Total miles                           61,128,365     57,222,797
Empty miles factor                          4.75%          3.93%
Revenue per total mile                     $1.10          $1.09
Total loads                               82,700         77,376
Revenue per truck per work day              $561           $563
Average company trucks                     1,773          1,628
Average owner operator trucks                 99            129


                                            Quarter ended
                                               March 31,
Logistics Operations                     2004           2003
--------------------                     ----           ----
Total revenue                        $10,544,059    $ 7,761,237
Operating income                        $544,455       $347,779


                                            Quarter ended
                                               March 31,
                                         2004           2003
                                         ----           ----
Long-Term Debt to
 Book Capitalization                    14.29%         15.22%

Shareholders' Equity                 $158,916,392   $147,254,452